John Deere Owner Trust 2003	Exhibit 99.3
Servicer's Certificate
$197,000,000 Class A-1 1.08125% Asset Backed Notes due August 13, 2004
$187,000,000 Class A-2 1.31000% Asset Backed Notes due January 17, 2006
$202,000,000 Class A-3 1.79000% Asset Backed Notes due April 16, 2007
$149,000,000 Class A-4 2.44000% Asset Backed Notes due June 15, 2010
$15,150,000 Class B 2.01000% Asset Backed Notes due June 15, 2010
$7,546,670 Asset Backed Certificates
Payment Date:	15-Dec-03

(1) Servicing Fee	$553,104.46
Servicing Fee Shortfall	$0.00

(2) Administration Fee:	$100.00
Administration Fee Shortfall	$0.00

(3) Total Distribution Amount:	$21,917,555.61

(4) Noteholders' Interest Distributable Amount applicable to A-1 Notes:	$93,875.52
Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:	$0.00

(5) Noteholders' Interest Distributable Amount applicable to A-2 Notes:	$204,141.67
Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:	$0.00

(6) Noteholders' Interest Distributable Amount applicable to A-3 Notes:	$301,316.67
Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:	$0.00

(7) Noteholders' Interest Distributable Amount applicable to A-4 Notes:	$302,966.67
Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:	$0.00

(8) Noteholders' Interest Distributable Amount applicable to B Notes:	$25,376.25
Noteholders' Interest Carryover Shortfall applicable to B Notes:	$0.00

(9) Noteholders' Interest Distributable Amount deposited into Note Distribution Account:	$927,676.78
Noteholders' Interest Carryover Shortfall:	$0.00

(10) A-1 Noteholders' Monthly Principal Distributable Amount:	$18,429,685.93
% of Principal Distribution Amount applicable to A-1 Noteholders	100.00%
A-1 Noteholders' Principal Carryover Shortfall:	$0.00
A-1 Noteholders' Principal Distributable Amount:	$18,429,685.93

(11) A-2 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-2 Noteholders	0.00%
A-2 Noteholders' Principal Carryover Shortfall:	$0.00
A-2 Noteholders' Principal Distributable Amount:	$0.00

(12) A-3 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-3 Noteholders	0.00%
A-3 Noteholders' Principal Carryover Shortfall:	$0.00
A-3 Noteholders' Principal Distributable Amount:	$0.00

(13) A-4 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders	0.00%
A-4 Noteholders' Principal Carryover Shortfall:	$0.00
A-4 Noteholders' Principal Distributable Amount:	$0.00

(14) B Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to B Noteholders	0.00%
B Noteholders' Principal Carryover Shortfall:	$0.00
B Noteholders' Principal Distributable Amount:	$0.00

(15) Noteholders' Principal Distribution Amount deposited into Note Distribution Account:	$18,429,685.93
Noteholders' Principal Carryover Shortfall:	$0.00

(16) Noteholders' Distributable Amount:	$19,357,362.71

(17) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00

(18) Deposit to Reserve Account from Collection Account to increase the amount	$0.00
on deposit in the Reserve Account to the Specified Reserve Account Balance

(19) Certificateholders' Interest Distributable Amount:	$0.00
Certificateholders' Interest Carryover Shortfall:	$0.00

(20) Certificateholders' Principal Distributable Amount applicable to current period	$0.00
% of Principal Distribution Amount applicable to Certificate holders	0.00%
Certificateholders' Principal Carryover Shortfall:	$0.00
Certificateholders' Principal Distributable Amount:	$0.00

(21) Certificateholders' Distributable Amount:	$0.00

(22) Deposit to Reserve Account (from excess collections):	$2,006,988.44

(23) Specified Reserve Account Balance (after all distributions and adjustments) :	$13,259,692.00

(24) Reserve Account Balance over the Specified Reserve Account Balance
(before any distribution of excess):	$15,266,680.44

(25) Excess Reserve Account Balance Distributable to Seller (5.05(b)(i) or (ii)):	$2,006,988.44

(26) Note Value as of the end of the related Collection Period	$653,894,358.84

(27 Pool Balance (excluding Accrued Interest) as of close of business on the last day of
the related Collection Period:	$644,863,092.75

(28) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$93,197,688.84
A-1 Note Pool Factor:	0.4730847

Outstanding Principal Balance of A-2 Notes:	$187,000,000.00
A-2 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-3 Notes:	$202,000,000.00
A-3 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-4 Notes:	$149,000,000.00
A-4 Note Pool Factor:	1.0000000

Outstanding Principal Balance of B Notes:	$15,150,000.00
B Note Pool Factor:	1.0000000

Outstanding Principal Balance of the Certificates:	$7,546,670.00
Certificate Pool Factor:	1.0000000

(29) Aggregate Purchase Amounts for related Collection Period:	$0.00

(30) Reserve Account Balance after giving effect to all distributions:	$13,259,692.00

(31) Specified Reserve Account Balance (after all distributions and adjustments):	$13,259,692.00

(32) Amount of Realized Losses for the related collection period:	$125.58

(33) Amount of Payments that are more than 60 days past due:	$883,647.00